FINANCIAL INCOME, NET (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Financial expenses:
Bank charges and other	$ 278	$ 274
Exchange rate expense, net	0	1,309
Total financial expenses	278	1,583
Financial income:
Exchange rate income, net	556	0
Interest income on deposits, money market funds and marketable securities	30,158	29,272
Accretion of discount on marketable securities	1,313	0
Total financial income	32,027	29,272
Financial income, net	$ 31,749	$ 27,689